Exhibit 99.1

Smart Balance, Inc. issues additional historical financial

information for investors

Paramus, N.J., Dec. 4, 2007 – Smart Balance Inc. (NASDAQ GM: SMBL) today issued additional historical financial information to support investors’ review of the Company’s performance. The Company had indicated in its quarterly earnings releases for the Second and Third Quarters of 2007 that its GAAP financial information includes the results of its recent acquisition of GFA Brands, Inc. (GFA)(the operating company acquired by Smart Balance, Inc. on May 21, 2007) from May 21, 2007 and therefore were not necessarily comparable for the prior periods presented in those releases. Accordingly, the Company decided to present historical periods on an “operating basis” which excluded the operating expenses of the parent company prior to the acquisition of GFA and included only the operating results of GFA in periods prior to the date of acquisition.

Because of investor requests, the Company has decided to provide additional historical financial information on an operating basis reconciling those results to GAAP results. That information is provided in the accompanying tables. The Company believes that this presentation allows investors more useful information because it reflects the actual performance and expenses of the operating entity in both the current and prior periods presented.

The operating basis results should not be viewed in isolation or as a substitution for GAAP results.

About Smart Balance, Inc.

Smart Balance Inc. (NasdaqGM: SMBL) is committed to providing superior tasting heart healthier alternatives in every category it enters by avoiding trans fats naturally, balancing fats and/or reducing saturated fats, total fat and cholesterol. The company’s products include Smart Balance® Buttery Spreads, Milk, Butter Blend Sticks, Cream Cheese, Peanut Butter, Microwave Popcorn, Cooking Oil, Mayonnaise, Non-Stick Cooking Spray and Cheese. Smart Balance Inc. is one of the five fastest growing food companies in the United States, according to Nielsen sales figures. For more information about products and the Smart Balance™ Food Plan, visit http://www.smartbalance.com.

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Media Contact:

Liz Feldman/Nicole Atkinson

Sandy Hillman Communications

443-683-0917/443-683-0922

	GAAP Basis	Operating Basis
	(unaudited except for the Form 10-K amounts)

Three Months Ended September 30, 2007	As reported Form 10-Q	(1) Add GFA Results For the Period	(2) Add Adjustments	Operating Basis
Net Sales	41,625,392			41,625,392
Operating Income	5,329,821			5,329,821

Three Months Ended September 30, 2006	As reported Form 10-Q	Add GFA Results For the Period	Add Adjustments	Operating Basis
Net Sales		31,668,891		31,668,891
Operating Income	(367,225)	6,371,507	367,225	6,371,507

Nine Months Ended September 30, 2007	As reported Form 10-Q	Add GFA Results For the Period 1/1/07 - 5/20/07	Add Adjustments	Operating Basis
Net Sales	60,372,654	64,406,415	117,311	124,896,380
Operating Income	5,936,659	12,697,997	1,152,317	19,786,973

Nine Months Ended September 30, 2006	As reported Form 10-Q	Add GFA Results For the Period	Add Adjustments	Operating Basis
Net Sales		97,286,390		97,286,390
Operating Income	(1,097,559)	18,101,453	1,097,559	18,101,453

Three Months Ended June 30, 2007	As reported Form 10-Q	Add GFA Results For the Period 4/1/07 - 5/20/07	Add Adjustments	Operating Basis
Net Sales	18,747,262	23,910,536	117,311	42,775,109
Operating Income	1,279,710	5,899,197	479,453	7,658,360

Three Months Ended June 30, 2006	As reported Form 10-Q	Add GFA Results For the Period	Add Adjustments	Operating Basis
Net Sales		32,448,702		32,448,702
Operating Income	(506,705)	6,609,322	506,705	6,609,322

Six Months Ended June 30, 2007	As reported Form 10-Q	Add GFA Results For the Period 1/1/07 - 5/20/07	Add Adjustments	Operating Basis
Net Sales	18,747,262	64,406,415	117,311	83,270,988
Operating Income	606,837	12,697,997	1,152,317	14,457,151

Six Months Ended June 30, 2006	As reported Form 10-Q	Add GFA Results For the Period	Add Adjustments	Operating Basis
Net Sales	—	65,617,499		65,617,499
Operating Income	(730,335)	11,729,946	730,335	11,729,946

Three Months Ended March 31, 2007	As reported Form 10-Q	Add GFA Results For the Period	Add Adjustments	Operating Basis
Net Sales		40,495,879		40,495,879
Operating Income	(672,873)	6,798,800	672,873	6,798,800

Three Months Ended March 31, 2006	As reported Form 10-Q	Add GFA Results For the Period	Add Adjustments	Operating Basis
Net Sales		33,168,797		33,168,797
Operating Income	(223,630)	5,120,624	223,630	5,120,624

Three Months Ended December 31, 2006	As reported Form 10-K	Add GFA Results For the Period	Add Adjustments	Operating Basis
Net Sales		40,117,765		40,117,765
Operating Income	(827,042)	5,953,019	827,042	5,953,019

Twelve Months Ended December 31, 2006	As reported Form 10-K	Add GFA Results For the Period	Add Adjustments	Operating Basis
Net Sales		137,404,155		137,404,155
Operating Income	(1,924,602)	24,054,472	1,924,602	24,054,472

Twelve Months Ended December 31, 2005	As reported Form 10-K	Add GFA Results For the Period	Add Adjustments	Operating Basis
Net Sales		98,778,174		98,778,174
Operating Income	(2,469,410)	15,275,387	2,469,410	15,275,387

(1)	To add GFA Brands, Inc. results for the entire reporting period as necessary
(2)	To remove Smart Balance, Inc. (parent company) pre-acquisition expenses from results prior to acquisition date May 21, 2007. Parent company expenses incurred beginning May 21, 2007 remain included in operating basis results.

Operating Basis:
(unaudited)
( in 000’s)	Nine Months Ended Sept. 30, 2007	Three Months Ended Sept. 30, 2007	Six Months Ended June 30, 2007	Three Months Ended June 30, 2007	Three Months Ended March 31, 2007	Twelve Months Ended Dec. 31, 2006	Three Months Ended Dec.31, 2006	Nine Months Ended Sept. 30, 2006	Three Months Ended Sept. 30, 2006	Six Months Ended June 30, 2006	Three Months Ended June 30, 2006	Three Months Ended March 31, 2006	Twelve Months Ended Dec. 31, 2005

Net Sales	124,896.4	41,625.4	83,271.0	42,775.1	40,495.9	137,404.2	40,117.8	97,286.4	31,668.9	65,617.5	32,448.7	33,168.8	98,778.2
COGS	64,203.8	21,575.7	42,628.1	21,956.2	20,671.9	69,853.3	20,722.3	49,131.0	16,014.7	33,116.3	16,644.8	16,471.4	47,746.4
Gross Profit	60,692.6	20,049.7	40,642.9	20,818.9	19,824.0	67,550.9	19,395.5	48,155.4	15,654.2	32,501.2	15,803.9	16,697.3	51,031.8
Gross margins	48.6%	48.2%	48.8%	48.7%	49.0%	49.2%	48.3%	49.5%	49.4%	49.5%	48.7%	50.3%	51.7%

Marketing	13,932.0	1,441.2	12,490.8	4,821.9	7,668.9	21,548.4	4,938.9	16,609.5	4,528.4	12,081.1	4,845.9	7,235.3	20,839.4
Selling	12,905.7	4,535.0	8,370.7	4,417.8	3,952.9	14,001.2	4,220.1	9,781.2	3,321.6	6,459.6	3,267.3	3,192.3	9,388.2
G&A	14,067.9	8,743.7	5,324.2	3,920.8	1,403.4	7,946.8	4,283.5	3,663.3	1,432.7	2,230.6	1,081.4	1,149.2	5,528.8
Total SG&A	40,905.6	14,719.9	26,185.7	13,160.6	13,025.2	43,496.4	13,442.5	30,053.9	9,282.7	20,771.3	9,194.6	11,576.7	35,756.4
Operating Income	19,787.0	5,329.8	14,457.2	7,658.4	6,798.8	24,054.5	5,953.0	18,101.5	6,371.5	11,729.9	6,609.3	5,120.6	15,275.4
% of Net Sales	15.8%	12.8%	17.4%	17.9%	16.8%	17.5%	14.8%	18.6%	20.1%	17.9%	20.4%	15.4%	15.5%

Operating Income includes the following non-cash items

FAS 123R Stock Options	4,777.5	3,700.2	1,077.3	1,077.3	—	—	—	—	—	—	—	—	—
Depreciation	79.2	5.9	73.3	66.8	6.5	25.5	6.6	18.9	6.4	12.5	7.1	5.4	21.6
Amortization	1,481.8	1,021.9	459.9	459.9	—	—	—	—	—	—	—	—	—
	6,338.5	4,727.9	1,610.5	1,604.1	6.5	25.5	6.6	18.9	6.4	12.5	7.1	5.4	21.6